Exhibit 10(s)
                      Sealright Co., Inc.
                Director Stock Compensation Plan


Section 1.  Purpose

       The purpose of this Director Stock Compensation Plan
(the "Plan") of Sealright Co., Inc. (the "Company") is to increase the alignment of the interests of the members of the Company's Board of Directors who are not employees of the Company (the "Outside Directors") with the interests of the Company's stockholders.

Section 2.  Administration

       The Plan shall be administered by a committee (the "Director Compensation Committee") of three or more persons appointed by the Board of Directors of the Company, all of whom shall be employees of the Company, who may or may not be members of the Company's Board of Directors. Grants of shares of stock under the Plan and the amount and nature of the awards shall be automatic, as described in Section 5 hereof. However, all interpretations of the Plan or the stock grants made hereunder shall be determined by the Director Compensation Committee, which determinations shall be binding.

Section 3.  Participation in the Plan

       All directors of the Company shall be eligible to participate in the Plan, unless they are employees of the Company or any subsidiary of the Company.

Section 4.  Stock Subject to the Plan

       The stock which is made the subject of awards under the Plan shall be the Company's common stock, par value $.10 per share ("Common Stock"). The total number of shares issuable under the Plan, as adjusted for all stock splits occurring since the date of the Plan's effectiveness, shall not exceed 50,000 shares.

Section 5.  Terms and Conditions of Grants

       The annual fee (the "Annual Fee") paid to each of the Outside Directors (currently $12,000 per annum) which is payable in equal quarterly installments (currently $3,000) (each a "Quarterly Payment") shall be paid twenty-five percent (25%) in cash and seventy-five percent (75%) in shares of Common Stock. Fees for attendance at a meeting of the Company's Board of Directors or a Committee thereof (currently $500 per meeting) shall be paid in cash (the "Meeting Fees").

     A. Timing of Payment. The cash portion of the Annual Fee shall be paid at the end of the calendar quarter for which the services were rendered. The Common Stock portion of the Annual Fee shall be paid by the issuance of shares of Common Stock promptly after the second day following the Company's public release of its report of its earnings for the Company's fiscal quarter for which the services were rendered. If an Outside Director ceases to be a member of the Company's Board of Directors in any part of a fiscal quarter, he or she is eligible to receive the portion of the Annual Fee payable in that fiscal quarter. The Meeting Fees shall be paid at the meeting to which they relate.

     B.   Valuation of Shares and Calculation of Common
     Stock Portion of Annual Fees. The per share value at which the shares of Common Stock shall be issued shall be the closing price of the Common Stock on the second day after the Company's public release of its report of its earnings for the Company's fiscal quarter, as reported on The NASDAQ Stock Market, or such other exchange on which the Common Stock may be listed (the "Valuation Price"). The number of shares of Common Stock to be issued to each Outside Director with respect to any Quarterly Payment shall be that number of shares equal to 75% of the Quarterly Payment divided by the Valuation Price for the given fiscal quarter, rounded to the next highest ten shares (i.e., if the Quarterly Payment were $2,250 and the Valuation Price $12, the number of shares granted to each Outside Director would be 190 shares [187.5 shares rounded to 190]). In no event shall fractional shares be granted, nor shall shares be issued in amounts which are not divisible by ten.

     C. Registration of Shares. At the option of an Outside Director, shares of Common Stock granted pursuant to the Plan may be registered in the name of an Outside Director; jointly, in the name of an Outside Director and his or her spouse; or in the name of an Outside Director's revocable trust for which he is, and remains, during the "Restricted Period" (as defined below in Section 5(D)), the trustee with sole investment discretion.

     D.   Restriction on Alienation.  Shares of Common
     Stock issued pursuant to the Plan may not be sold or transferred (except for transfers to a person eligible to originally receive such shares, as described in
     Section 5(C)) for a period of three (3) years from the date of their grant (the "Restricted Period"), provided that the foregoing restriction on alienation shall be automatically terminated upon (i) the termination of the Outside Director's status as a member of the Company's Board of Directors due to death, resignation, removal or otherwise, or (ii) in connection with a merger or consolidation in which the Company is not the surviving corporation. The shares of Common Stock issued pursuant to the Plan shall be legended to appropriately reflect this restriction on alienation.

Section 6.  Limitation of Rights

       Neither the Plan nor any action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding that the Company will retain an Outside Director for any period of time, or at any particular rate of compensation.

Section 7.  Effective Date of Plan

       The effective date of the plan shall be January 1, 1997.

Section 8.  Amendment of Plan

       The Board of Directors may suspend or discontinue the Plan, or amend it in any respect whatsoever.

Section 9.  Governing Law

       The Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Kansas and construed accordingly.

                      Sealright Co., Inc.
                Director Stock Compensation Plan
          Amended and Restated as of January 30, 1998


Section 1.  Purpose

       The purpose of this Director Stock Compensation Plan (the "Plan") of Sealright Co., Inc. (the "Company") is to increase the alignment of the interests of the members of the Company's Board of Directors who are not employees of the Company (the "Outside Directors") with the interests of the Company's stockholders.

Section 2.  Administration

       The Plan shall be administered by a committee (the "Director Compensation Committee") of three or more persons appointed by the Board of Directors of the Company, all of whom shall be employees of the Company, who may or may not be members of the Company's Board of Directors. Grants of shares of stock under the Plan and the amount and nature of the awards shall be automatic, as described in Section 5 hereof. However, all interpretations of the Plan or the stock grants made hereunder shall be determined by the Director Compensation Committee, which determinations shall be binding.

Section 3.  Participation in the Plan

       All directors of the Company shall be eligible to participate in the Plan, unless they are employees of the Company or any subsidiary of the Company.

Section 4.  Stock Subject to the Plan

       The stock which is made the subject of awards under the Plan shall be the Company's common stock, par value $.10 per share ("Common Stock"). The total number of shares issuable under the Plan, as adjusted for all stock splits occurring since the date of the Plan's effectiveness, shall not exceed 25,000 shares.

Section 5.  Terms and Conditions of Grants

       The annual fee (the "Annual Fee") paid to each of the Outside Directors (currently $12,000 per annum) which is payable in equal quarterly installments (currently $3,000) (each a "Quarterly Payment") shall be paid twenty-five percent (25%) in cash and seventy-five percent (75%) in shares of Common Stock. Fees for attendance at a meeting of the Company's Board of Directors or a Committee thereof (currently $500 per meeting) shall be paid in cash (the "Meeting Fees").

     A. Timing of Payment. The cash portion of the Annual Fee shall be paid at the end of the calendar quarter for which the services were rendered. The Common Stock portion of the Annual Fee shall be paid by the issuance of shares of Common Stock promptly after the second day following the Company's public release of its report of its earnings for the Company's fiscal quarter for which the services were rendered. If an Outside Director ceases to be a member of the Company's Board of Directors in any part of a fiscal quarter, he or she is eligible to receive the portion of the Annual Fee payable in that fiscal quarter. The Meeting Fees shall be paid at the meeting to which they relate.

     B.   Valuation of Shares and Calculation of Common
     Stock Portion of Annual Fees. The per share value at which the shares of Common Stock shall be issued shall be the closing price of the Common Stock on the second day after the Company's public release of its report of its earnings for the Company's fiscal quarter, as reported on The NASDAQ Stock Market, or such other exchange on which the Common Stock may be listed (the "Valuation Price"). The number of shares of Common Stock to be issued to each Outside Director with respect to any Quarterly Payment shall be that number of shares equal to 75% of the Quarterly Payment divided by the Valuation Price for the given fiscal quarter, rounded to the next highest ten shares (i.e., if the Quarterly Payment were $2,250 and the Valuation Price $12, the number of shares granted to each Outside Director would be 190 shares [187.5 shares rounded to 190]). In no event shall fractional shares be granted, nor shall shares be issued in amounts which are not divisible by ten.

     C. Registration of Shares. At the option of an Outside Director, shares of Common Stock granted pursuant to the Plan may be registered in the name of an Outside Director; jointly, in the name of an Outside Director and his or her spouse; or in the name of an Outside Director's revocable trust for which he is, and remains, during the "Restricted Period" (as defined below in Section 5(D)), the trustee with sole investment discretion.

     D.   Restriction on Alienation.  Shares of Common
     Stock issued pursuant to the Plan may not be sold or transferred (except for transfers to a person eligible to originally receive such shares, as described in
     Section 5(C)) for a period of three (3) years from the date of their grant (the "Restricted Period"), provided that the foregoing restriction on alienation shall be automatically terminated upon (i) the termination of the Outside Director's status as a member of the Company's Board of Directors due to death, resignation, removal or otherwise, or (ii) in connection with a merger or consolidation in which the Company is not the surviving corporation. The shares of Common Stock issued pursuant to the Plan shall be legended to appropriately reflect this restriction on alienation.

Section 6.  Limitation of Rights

       Neither the Plan nor any action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding that the Company will retain an Outside Director for any period of time, or at any particular rate of compensation.

Section 7.  Effective Date of Plan

       The effective date of the plan shall be January 1, 1997.

Section 8.  Amendment of Plan

       The Board of Directors may suspend or discontinue the Plan, or amend it in any respect whatsoever.

Section 9.  Governing Law

       The Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Kansas and construed accordingly.